                                                                    Exhibit 24.1

                                POWER OF ATTORNEY
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         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Ronald O. Bubar and Thomas W. Knuesel, and each of them, his true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an Annual Report on Form 10-K of LUIGINO'S, INC., and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                    Title                            Date
---------                    -----                            ----

/s/ Jeno F. Paulucci         Chairman and Director            March 21, 2003
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Jeno F. Paulucci

/s/ Jack H. Helms            Director                         March 21, 2003
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Jack H. Helms

 /s/ Joseph C. Hall          Director                         March 21, 2003
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Joseph C. Hall

 /s/ Lois M. Paulucci        Director                         March 21, 2003
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Lois M. Paulucci

 /s/ Nicholas A. Pope        Director                         March 21, 2003
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Nicholas A. Pope

 /s/ Larry W. Nelson         Director                         March 21, 2003
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Larry W. Nelson